UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 12, 2004

KINTERA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50507	74-2947183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Scranton Road, Suite 240 San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

(858) 795-3000
(Registrant’s telephone number, including area code)

Item 7.             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit	Description
99.1	Press release of Kintera, Inc. issued on July 12, 2004.

Item 12.       Results of Operations and Financial Condition.

On July 12, 2004, Kintera, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its second fiscal quarter ended June 30, 2004. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 12, 2004	By:	/s/ James A. Rotherham
James A. Rotherham Chief Financial Officer

Index to Exhibits

Exhibit	Description
99.1	Press release of Kintera, Inc. issued on July 12, 2004.